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                              BADGLEY FUNDS, INC.
                              BADGLEY GROWTH FUND
                             BADGLEY BALANCED FUND


Supplement to Prospectus dated September 28, 2001. This supplement is dated September 20, 2002.

Calvin Spranger was appointed co-manager of the Badgley Balanced Fund as of September 1, 2002. Mr. Spranger received a Bachelor of Business Administration from the University of Wisconsin. He joined Badgley, Phelps and Bell, Inc., the adviser of the Badgley Funds, Inc. (the "Adviser") in 2000 and currently oversees the management and trading of fixed income securities for both private capital and institutional clients including the Badgley Balanced Fund. Mr. Spranger is a member of the Adviser's Institutional Services Committee, which guides the investment process for all institutional accounts, and is a member of the Adviser's research team. Prior to joining the Adviser, Mr. Spranger worked as a member of the Fixed Income Sales Group of Dain Rauscher Corporation form 1998 to 2000 and as a Registered Representative with Olde Discount form 1997 to 1998. On September 10, 2002, Andrea Durbin resigned as co-manager of the Badgley Balanced Fund.